TerrAscend Files Preliminary Proxy Statement for Special Meeting of Shareholders in Preparation for Uplisting to US Exchange

TORONTO, June 29, 2026 - TerrAscend Corp. (the “Company”) (TSX: TSND) (OTCQX: TSNDF), a leading North American cannabis operator, today announced that it has filed a preliminary proxy statement (the “Preliminary Proxy Statement”) with the U.S. Securities and Exchange Commission (the "SEC") and on SEDAR+ in connection with its Special Meeting of Shareholders (the "Special Meeting") to be held on August 24, 2026. The record date for the Special Meeting is June 30, 2026.

At the Special Meeting, shareholders of the Company who are entitled to a vote (the “Voting Shareholders”) will be asked to vote on a proposal to consolidate the Company’s issued and outstanding common shares (the “Common Shares”), exchangeable shares and preferred shares (the "Share Consolidation"), at a ratio to be determined by the board of directors of the Company (the “Board”) within a range of one post-consolidation share for every five to twenty outstanding pre-consolidation shares, with the exact ratio and timing to be set at the Board’s discretion, at any time within 12 months after the date that such proposal is approved by Voting Shareholders.

“The regulatory progress that has occurred over the past several months is real and meaningful. We believe uplisting to a major U.S. exchange is no longer a question of if, it is a question of when,” said Jason Wild, Executive Chairman of the Company. “We have been positioning the Company for this moment since 2022 when we became an SEC filer. Recently, we have been in consultation with the U.S. stock exchanges. Our Special Meeting is the next step in this process, and the Board recommends Voting Shareholders to vote FOR the Share Consolidation.”

The Share Consolidation is intended to position the Company to meet applicable minimum share price requirements established by major U.S. stock exchanges. The Company’s financial statements are already prepared in accordance with U.S. GAAP, its shares are registered with the SEC and quoted on the OTCQX, and its consolidated entities are subject to U.S. federal and state laws.

The Preliminary Proxy Statement is available at ir.terrascend.com and filed under the Company’s profile on SEDAR+ at www.sedarplus.ca. Voting Shareholders of record as of June 30, 2026, will be entitled to vote at the Special Meeting. The Company intends to mail a notice of internet availability to all Voting Shareholders on July 15, 2026. The proxy voting deadline is 1:00 p.m. (Eastern Time) on August 20, 2026.

About TerrAscend Corp.

TerrAscend Corp. is a leading TSX-listed cannabis company with interests across the North American cannabis sector, including operations in Pennsylvania, New Jersey, Maryland, Ohio, and California through TerrAscend Growth Corp. (together with the Company and its consolidated entities, (“TerrAscend”) and retail operations in Canada. TerrAscend operates The Apothecarium and other dispensary retail locations as well as scaled cultivation, processing, and manufacturing facilities in its core markets. TerrAscend’s cultivation and manufacturing practices yield consistent, high-quality cannabis, providing industry-leading product selection to both the medical and legal adult-use markets. The Company owns or licenses several synergistic businesses and brands including The Apothecarium, Cookies, Ilera Healthcare, Kind Tree, Legend, State Flower, Wana, and Valhalla Confections. For more information visit www.terrascend.com.

Caution Regarding Cannabis Operations in the United States

Investors should note that there are significant legal restrictions and regulations that govern the cannabis industry in the United States. On April 23, 2026, the U.S. Department of Justice issued a final rule rescheduling marijuana contained in United States Food and Drug Administration (“FDA”)-approved drug products and marijuana subject to a state medical marijuana license from Schedule I to Schedule III of the

Controlled Substances Act (“CSA”). However, any form of marijuana other than in an FDA-approved drug product or marijuana subject to a state medical marijuana license remains a Schedule I controlled substance under the CSA, and those who handle such material remain subject to the regulatory controls and administrative, civil, and criminal sanctions applicable to Schedule I controlled substances. Financial transactions involving proceeds generated by, or intended to promote, cannabis-related business activities in the United States may form the basis for prosecution under applicable US federal money laundering legislation.

While the approach to enforcement of such laws by the federal government in the United States has trended toward non-enforcement against individuals and businesses that comply with medical or adult-use cannabis programs in states where such programs are legal, strict compliance with state laws with respect to cannabis will neither absolve the Company of liability under U.S. federal law, nor will it provide a defense to any federal proceeding which may be brought against the Company. The enforcement of federal laws in the United States is a significant risk to the business of the Company and any proceedings brought against the Company thereunder may adversely affect the Company’s operations and financial performance.

Forward-Looking Information

This press release contains "forward-looking information" within the meaning of applicable securities laws. Forward-looking information contained in this press release may be identified by the use of words such as, "may", "would", "could", "will", "likely", "expect", "anticipate", "believe", "intend", "plan", "forecast", "project", "estimate", "outlook" and other similar expressions, and includes, but is not limited to, statements with respect to the Company’s expectations regarding the proposed Share Consolidation, including the anticipated timing and receipt of shareholder approval; the anticipated impact of cannabis-related regulatory developments, including the possibility that such developments may provide a pathway toward a potential listing on a major U.S. stock exchange; the Company’s qualifications to list on a major U.S. stock exchange, and the anticipated benefits of the Share Consolidation for the Company’s shareholders and investor base. Forward-looking information is not a guarantee of future performance and is based upon a number of estimates and assumptions of management in light of management’s experience and perception of trends, current conditions and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment, and the availability of licenses, approvals and permits.

Although the Company believes that the expectations and assumptions on which such forward-looking information is based are reasonable, undue reliance should not be placed on the forward-looking information because the Company can give no assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking information is subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information. Such risks and uncertainties include, but are not limited to, current and future market conditions; the risk that shareholder approval for the Share Consolidation is not obtained; the risk that the Company does not become eligible to list on a major U.S. stock exchange, the risk that listing on a major U.S. stock exchange is not achieved; the risk that the proposed Share Consolidation does not achieve the anticipated benefits, including the risk that the Share Consolidation may not increase the trading price of the Common Shares or that any increase in the trading price will be sustained; risks related to federal, state, provincial, territorial, local and foreign government laws, rules and regulations, including federal and state laws in the United States relating to cannabis operations in the United States; and the risk factors set out in the Company’s most recently filed MD&A, filed with the Canadian securities regulators and available under the Company’s profile on SEDAR+ at www.sedarplus.ca and in the section titled "Risk Factors" in the Company’s Annual Report for the year ended December 31, 2025 filed with the Securities and Exchange Commission on March 12, 2026, as updated by its Quarterly Reports on Form 10-Q and the risk factors set out in the Preliminary Proxy Statement filed with the SEC on June 25, 2026.

The statements in this press release are made as of the date of this release. The Company disclaims any intent or obligation to update any forward-looking information, whether as a result of new information, future events, or results or otherwise, other than as required by applicable securities laws.

Important Additional Information and Where to Find It

In connection with the proposed Share Consolidation, the “Company has filed a preliminary proxy statement with the U.S. Securities and Exchange Commission (the “SEC”). The Company intends to file a definitive proxy statement on Schedule 14A with the SEC and mail or otherwise furnish it to its shareholders. THIS COMMUNICATION IS NOT INTENDED TO, AND DOES NOT, CONTAIN ALL INFORMATION MATERIAL TO A VOTING DECISION AND IS NOT A SUBSTITUTE FOR THE PROXY STATEMENT OR ANY OTHER DOCUMENT THAT THE COMPANY MAY FILE WITH THE SEC OR SEND TO ITS SHAREHOLDERS IN CONNECTION WITH THE PROPOSED SHARE CONSOLIDATION. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED SHARE CONSOLIDATION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED SHARE CONSOLIDATION AND RELATED MATTERS. Shareholders may obtain a free copy of the proxy statement (when available) and other relevant documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. Copies of the proxy statement and other documents filed by the Company with the SEC will also be available free of charge at ir.terrascend.com or by contacting the Company’s Investor Relations department at IR@terrascend.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed Share Consolidation. Information about the Company’s directors and executive officers, including a description of their direct or indirect interests, is set forth in the preliminary proxy statement filed with the SEC on June 25, 2026, and will be set forth in the definitive proxy statement for the Special Meeting when it is filed with the SEC. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials filed with the SEC in connection with the proposed Share Consolidation. These documents may be obtained free of charge from the sources indicated above.

For more information regarding TerrAscend:

Eric Jackson
Chief Financial Officer
IR@terrascend.com
689-345-4114

Investor Relations Contact:
KCSA Strategic Communications
Valter Pinto, Managing Director

TerrAscend@KCSA.com
212-896-1254